Exhibit 99.1

                            [OBIE MEDIA LOGO OMITTED]


NEWS ANNOUNCEMENT

CONTACT: GARY LIVESAY
         VICE PRESIDENT AND CFO
         (541) 686-8400



                                  JULY 15, 2004



                  OBIE MEDIA REPORTS F2004 QUARTER TWO RESULTS
                  o  NET REVENUE INCREASES BY 11.8% TO $11,887,892
                  o  QUARTERLY EBITDA INCREASES BY 60.7% TO $1,135,772
                  o  SECOND QUARTER EBITDA BEST IN 4 YEARS
                  o  2004 SALES CONTINUE TO PACE WELL AHEAD OF 2003 LEVELS



EUGENE, Ore. - Obie Media Corporation (Nasdaq:OBIE), a leading provider of out-of-home advertising products and services in North America, today reported financial results for its second quarter ended May 31, 2004.


Net revenue for the quarter was $11,887,892, an increase of 11.8% over second quarter 2003's net revenue of $10,635,314. Revenue from transit advertising was $9,795,336, compared to $9,053,680 the year before, and revenue from billboard advertising was $2,092,556 in second quarter 2004, compared to $1,581,634 in the previous year's second quarter. The Company reported a net profit for the 2004 second quarter of $5,197 ($0.00 per share), an improvement on the same period in 2003 when the Company reported a net loss of $461,396 ($0.08 per share).


Earnings before interest, taxes, depreciation and amortization (EBITDA), a common measurement for out-of-home advertising companies, was $1,135,772 for second quarter 2004, a 60.7% increase over the EBITDA of $706,887 in the same period last year. Year-to-date, this puts the Company ahead of last year's EBITDA by approximately 117% or $800,000.

"The second quarter of fiscal 2004 saw a continuation of the significant sales growth by both our transit and billboard divisions driven principally in each case by our ongoing focus on annual, local direct advertising contract business," said Brian B. Obie, Chairman and CEO of the Company.


Net revenue for the first six months ended May 31, 2004 was $21,886,415, an increase of 13.1% over net revenue of $19,332,874 in the first half ended May 31, 2003. Revenue from transit advertising was $17,813,833 for the first half of 2004 versus $16,076,911 for the first six months ended May 31, 2003, an increase of 10.8%. Revenue from billboard advertising was $4,052,582 for the first half of 2004 versus $3,255,963 for the half ended May 31, 2003, an increase of 24.5%. Obie Media reported a net loss for the six months ended May 31, 2004 of $1,652,984 or $0.28 per share. For the same period in 2003, the net loss was $1,504,008 or $0.25 per share.


EBITDA for the six months ended May 31, 2004 was $1,470,939 compared to $677,225 in the six-month period of 2003.


Mr. Obie went on to say, "The following sales milestones reflect my belief that Obie Media's sales momentum continues to position the Company well for a strong 2004:
     o    Company-wide sales are pacing 18% ahead of last year's levels
     o    93% of overall budgeted sales are committed to date for fiscal 2004
     o    Transit business on annual contracts is pacing 53% ahead of last year
     o    99.9% of budgeted billboard sales are committed for the fiscal year."


Obie Media is also pleased to announce that Sandy Trahan has been appointed Senior Vice President, Sales & Operations and Cherie McGrath has been appointed Vice President, Transit Relations & Development. The move is part of the Company's business plan to position Obie Media for significant growth over the next five years. Both Trahan and McGrath are tenured veterans of Obie Media, each having more than 10 years of experience working at all levels of the Company.


Mr. Trahan will be responsible for all sales and market operations throughout Obie Media's 40 transit markets in North America. He was promoted from Vice President of Western North America where he oversaw market expansion opportunities, sales,
















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operations, hiring, and training in California, Oregon, Washington, Montana, and
British Columbia. He is based at the Company's headquarters in Eugene, Oregon.


Ms. McGrath will act as a liaison between Obie Media and the Company's current transit agency partners and will be responsible for analyzing and developing growth opportunities in new transit markets. Most recently she served as Vice President, Southeastern Region where she oversaw Obie Media's market expansion opportunities, sales, operations, hiring, and training in Missouri, Texas, and Florida. She will continue to work out of Obie's Chicago office.


Conference Call Information
---------------------------
A conference call to review the Company's fiscal 2004 second quarter results is scheduled for 11:30 a.m. EDT on Thursday, July 15. To listen to the call, dial 800-289-6406. A transcript of the conference call will be posted on the Obie Media Web site at www.obie.com for a period of two weeks following the call. To view the transcript, click on the Investor's Corner link at the Obie Media home page and click on "Conference Call Transcript" in the upper-left-hand corner.


About Obie Media
----------------
Obie Media Corporation is a leading full-service out-of-home advertising company based in Eugene, Oregon. The Company sells, designs, produces and installs out-of-home advertising displays which include transit posters, billboards, wallscapes, transit shelters and bus benches throughout the United States and Canada. Obie Media's common stock is traded on Nasdaq Small Cap Market under the symbol "Obie." For more information, please contact Obie Media Corporation, 4211 West 11th Avenue, Eugene, Oregon 97402-5435.


Cautionary Statement Concerning Forward-looking Statements
----------------------------------------------------------
This document contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations concerning future results and events. Similarly, statements that describe our objectives,

















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plans or goals are or may be forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be different from any future statements. The following important factors, among others, could affect future results, causing these results to differ materially from those expressed in our forward-looking statements: failure to conclude favorable negotiations on pending transactions with existing transit agency partners or to successfully assimilate expanded operations; potential impairments of liquidity or capital resources; inability to generate sufficient advertising revenues to meet contractual guarantees; inability to renew existing lending arrangements as they expire; potential for cancellation or interruption of contracts with governmental agencies; a further decline in the demand for advertising in the areas where we conduct our business, or a deterioration of business conditions generally in those areas; slower than expected acceptance of our innovative display products; competitive factors, including increased competition and price pressures; changes in the seasonality of our business; and changes in regulatory or other external factors; as well as those factors listed from time to time in the Company's reports. The forward-looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act. We do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.





































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                             OBIE MEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                        Three Months Ended May 31              Six Months Ended May 31
                                                  -------------------------------------- -------------------------------------
                                                        2004                2003                2004               2003
                                                  ------------------  ------------------ ------------------- -----------------
REVENUES:
  Transit advertising                                   $ 9,795,336         $ 9,053,680        $ 17,813,833      $ 16,076,911
  Outdoor advertising                                     2,092,556           1,581,634           4,052,582         3,255,963
                                                  ------------------  ------------------ ------------------- -----------------
      Net revenue                                        11,887,892          10,635,314          21,866,415        19,332,874
                                                  ------------------  ------------------ ------------------- -----------------

OPERATING EXPENSES:
  Production and installation                             1,695,157           1,559,641           3,212,918         2,921,725
  Transit and outdoor occupancy                           4,679,686           4,546,695           8,464,427         8,170,787
  Selling                                                 2,161,704           2,029,521           4,377,875         3,825,040
  General and administrative                              2,198,555           1,686,656           4,309,493         3,519,596
  Depreciation and amortization                             475,572             449,992             958,935           918,944
                                                  ------------------  ------------------
                                                                                         ------------------- -----------------
             Total operating expenses                    11,210,674          10,272,505          21,323,648        19,356,092
                                                  ------------------  ------------------ ------------------- -----------------

      Operating income (loss)                               677,218             362,809             542,767          (23,218)

OTHER (INCOME) EXPENSE:
  Interest expense                                          608,588             583,760           1,157,162         1,127,758
  Loss on extinguishment of debt                                  -                   -             961,411                 -
                                                  ----------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS BEFORE INCOME TAXES
                                                             68,630           (220,951)         (1,575,806)       (1,150,976)

INCOME TAX PROVISION                                         46,415             134,531              46,415           134,531
                                                  ------------------  ------------------ ------------------- -----------------

INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                               22,215           (355,482)         (1,622,221)       (1,285,507)

DISCONTINUED OPERATIONS, NET OF
    INCOME TAXES                                           (17,018)           (105,914)            (30,763)         (218,501)
                                                  ------------------  ------------------ ------------------- -----------------

NET INCOME (LOSS)                                        $    5,197         $ (461,396)       $ (1,652,984)      $(1,504,008)
                                                  ==================  ================== =================== =================

Earnings (loss) per share:
    Basic and diluted, from continuing operations         $    0.00         $    (0.06)         $    (0.27)        $   (0.21)
    Basic and diluted, discontinued operations            $    0.00         $    (0.02)         $    (0.01)        $   (0.04)
    Basic and diluted, on net income (loss)               $    0.00         $    (0.08)         $    (0.28)        $   (0.25)

OTHER DATA:
EBITDA (1)                                                1,135,772             706,887           1,470,939           677,225
Weighted average shares outstanding -
Primary                                                   5,992,432           5,908,577           5,985,110         5,908,577
Weighted average shares outstanding - Fully
Diluted                                                   6,003,258           5,908,577           5,985,110         5,908,577


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(1)  The Company believes that EBITDA is widely used as one measure to evaluate the financial performance of companies in the out-of-home advertising industry, and therefore, is an appropriate supplemental measure regarding the operating performance of our business. The Company believes that EBITDA can assist in comparing out-of-home advertising company performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending on accounting methods used (particularly when acquisitions are involved) or non-operating factors (such as historical cost basis). Accordingly, this information has been disclosed to facilitate the comparative analysis of our operating performance relative to other companies in the out-of-home advertising industry. EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP financial measure, is defined as operating income before depreciation and amortization expense. EBITDA should not be considered in isolation or as a substitute for net income (loss), cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles, or as a measure of profitability or liquidity. Following is a reconciliation of EBITDA to net income (loss):



                             OBIE MEDIA CORPORATION
                             SUPPLEMENTAL DISCLOSURE
               RECONCILICATION OF GAAP NET INCOME (LOSS) TO EBITDA
                                   (UNAUDITED)

                                                        Three Months Ended May 31               Six Months Ended May 31
                                                  --------------------------------------  ------------------------------------
                                                         2004               2003                2004               2003
                                                  --------------------------------------  ------------------ -----------------

Reported GAAP net income (loss)                                5,197          (461,396)         (1,652,984)       (1,504,008)
Add interest expense                                         608,588            583,760           1,157,162         1,127,758
Add depreciation and amortization                            475,572            449,992             958,935           918,944
Add loss on extinguishment of debt                                 -                  -             961,411                 -
Add provision for income taxes                                46,415            134,531              46,415           134,531

                                                  ------------------- ------------------  ------------------ -----------------
EBITDA                                                     1,135,772            706,887           1,470,939           677,225
                                                  =================== ==================  ================== =================















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                             OBIE MEDIA CORPORATION
                      Consolidated Condensed Balance Sheets

                                     ASSETS

                                                                                              May 31,          November 30,
                                                                                                2004               2003
                                                                                            (Unaudited)
                                                                                         ------------------- ------------------
CURRENT ASSETS:
   Cash                                                                                          $  447,059        $ 1,943,169
   Accounts receivable, net                                                                       5,194,777          5,774,226
   Prepaids and other current assets                                                              6,410,081          5,099,504
   Deferred income taxes                                                                          1,540,315          1,543,750
                                                                                         ------------------- ------------------
        Total current assets                                                                     13,592,232         14,360,649

   Property and equipment, net                                                                   14,341,446         14,886,619
   Goodwill, net                                                                                  5,448,552          5,448,552
   Other assets                                                                                   1,658,828            749,936
                                                                                         ------------------- ------------------
                                                                                               $ 35,041,058       $ 35,445,756
                                                                                         =================== ==================


                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Current portion of long-term debt                                                            $ 1,000,000        $ 1,723,695
   Working capital revolver                                                                       5,082,876          3,890,483
   Accounts payable                                                                                 219,665            307,901
   Accrued transit fees                                                                             710,361          1,148,124
   Accrued expenses                                                                               1,239,774          1,220,754
   Income taxes payable                                                                                   -            214,540
   Unearned revenue                                                                                 982,013            928,051
                                                                                         ------------------- ------------------
        Total current liabilities                                                                 9,234,689          9,433,548

Deferred tax liability                                                                            1,581,212          1,586,631
Long-term debt, net                                                                              18,643,718         17,246,748
                                                                                         ------------------- ------------------
        Total liabilities                                                                        29,459,619         28,266,927
                                                                                         ------------------- ------------------


Shareholders' equity:
   Preferred stock, without par value, 10,000,000 shares
     authorized, no shares issued or outstanding
   Common stock, without par value, 20,000,000 shares
     authorized, 5,985,110 and 5,913,602 shares issued
     and outstanding at May 31, 2004 and November 30,
     2003, respectively                                                                          17,469,552         17,282,128
   Deferred stock based compensation                                                              (103,041)                  -
   Other comprehensive loss                                                                        (74,286)           (45,495)
   Accumulated deficit                                                                         (11,710,788)       (10,057,804)
                                                                                         ------------------- ------------------
     Total shareholders' equity                                                                   5,581,439          7,178,829
                                                                                         ------------------- ------------------
                                                                                               $ 35,041,058       $ 35,445,756
                                                                                         =================== ==================

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